Creating a Retail Powerhouse Investor Presentation Filed by SUPERVALU INC. Pursuant to Rule 425 under the Securities Act of 1933 Subject Company: SUPERVALU INC., File #1-5418 Exhibit 99.2

Forward-Looking Statement
CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING INFORMATION FOR THE PURPOSE OF “SAFE HARBOR”
PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
Except for the historical and factual information  contained  herein,  the matters  set  forth in this  filing,  including  statements  as to the expected benefits of the acquisition such as efficiencies, cost savings, market profile and financial strength, and the competitive ability and position of the combined company, and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” and similar expressions are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by Supervalu and Albertsons shareholders and regulatory agencies, the possibility that the anticipated benefits from the acquisition cannot be fully realized or may take longer to realize than expected, the possibility that costs or difficulties related to the integration of Albertsons operations into Supervalu will be greater than expected, the impact of competition and other risk factors relating to our industry as detailed from time to time in each of Supervalu’s and Albertsons reports filed with the SEC.
You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Supervalu undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
ADDITIONAL INFORMATION
Supervalu and Albertsons will file a joint proxy statement/prospectus with the Securities and Exchange Commission (SEC). INVESTORS
ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN
IMPORTANT INFORMATION. You will be able to obtain the joint proxy statement/prospectus, as well as other filings containing information about Supervalu and Albertsons, free of charge, at the website maintained by the SEC at www.sec.gov.  Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Supervalu, Inc., 11840 Valley View Road, Eden Prairie, Minnesota, 55344, Attention:
Corporate Secretary, or to Albertsons, Inc., 250 East Parkcenter Boulevard, Boise, Idaho, 83706-3940, Attention: Corporate Secretary.
The respective directors and executive officers of Supervalu and Albertsons and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Supervalu’s directors and executive officers is available in its proxy statement filed with the SEC by Supervalu on May 12, 2005, and information regarding Albertsons directors and executive officers is available in its proxy statement filed with the SEC by Albertsons on May 6, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Transaction Overview
• SUPERVALU, CVS and Cerberus-led investment group to acquire
Albertsons for $17.4 billion in cash, stock and assumption of debt.
– SUPERVALU to acquire Acme Markets, Bristol Farms, Jewel-Osco, Shaw’s
Supermarkets, Star Markets, and 569 Albertsons stores, as well as in-store pharmacies under the Osco Drug and Sav-on names. The Albertsons stores are located in Idaho, Southern California, Nevada, Utah and the northwestern United
States.
–
CVS to acquire stand-alone
pharmacy operations.
– Cerberus and its partners, Kimco Realty and Schottenstein Realty, to acquire remaining retail properties.
• SUPERVALU’s consideration equals approximately $12.4B.
– $3.8B in cash
– $2.5B in stock
– $6.1B assumption of debt

SUPERVALU Transaction Highlights
To be acquired by Cerberus
Dallas - Ft. Worth, Florida,
Northern California, Rocky
Mountain and Southwest
OTHER RETAIL PROPERTIES
To be acquired by CVS
STAND-ALONE DRUG
ALBERTSONS
To be acquired by SUPERVALU
Acme Markets, Bristol Farms,
Jewel-Osco, Shaw’s Supermarkets,
Star Markets, and 569 Albertsons
stores, as well as in-store
pharmacies under the Osco Drug
and Sav-on names.
FOOD RETAILING
Total Stores: 1,126
FY 2006E Revenues:
$24.5B
FY 2006E EBITDA: $1.77B
% Margin
7.2%

SUPERVALU

TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Cub Foods
bigg's
BREADS

The Right Deal at the Right Time
• Years of operational and financial
staging have prepared us
– Strong regional chains
– Local market strategy
– Strong supply chain backbone
– Empowered local management teams
• Proven ability to manage a variety of
retail formats
• Track record of successful integration
of acquisitions

Strategic Overview
• Transformational in scale and scope.
– Doubles SUPERVALU’s revenue to $44 billion proforma (FY’ 06E).
– Triples SUPERVALU’S Food Retail revenues to $35 billion proforma (FY’ 06E).
– Almost triples SUPERVALU’s EBITDA to $2.7 billion proforma (FY’ 06E).
• Enhances industry ranking
– Elevates SUPERVALU to the No. 2 spot in the grocery industry – measured by revenue.
– New SUPERVALU will have the nation’s largest grocery network with 2,653 stores.
• Adds leading positions in key markets across the United States.
– Obtains leading positions in Boston, Chicago, Las Vegas,
Los Angeles, Orange County, Philadelphia and San Diego.
• Expands SUPERVALU’s supply chain footprint.
• Provides synergies of approximately $150-175 million pretax to the new SUPERVALU.
• Significantly changes SUPERVALU’s business model with expanded retail operations, providing enhanced growth prospects.
– 89% of Company’s EBITDA will be in the higher-growth retail segment.

SUPERVALU

TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Strengthening Our Business
SUPERVALU
$.3B
33%
EBITDA: $.9B EBITDA: $2.7B
$.3B
11%
$2.4B
89%
$9B
20%
Revenue: $44B
$35B
80%
Retail
Revenue: $19B
$.6B
67%
NEW SUPERVALU Proforma
$9B
47%
$10B
53%
Supply Chain
Retail
Supply Chain
Retail
Supply Chain
Retail
Supply Chain
Reflects SUPERVALU First Call and Albertsons management estimates for Fiscal 2006

SUPERVALU

TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Save A Lot
Cub Foods
Shoppers
Shop'n Save
bigg's
Farm Fresh
Hornbacher's
Scott's

SUPERVALU’s Current Footprint
• SUPERVALU has a retail or distribution presence in 42 states, and is predominately focused in the
East, Southeast and Midwest
(1) Includes 27 TLC owned or managed
facilities
Supermarkets Extreme Value Stores Price Superstores
Supply Chain Services/
Distribution Centers (1)
Texas
New Mexico
Colorado
Wyoming
Montana
Idaho
California
Arizona
Nevada
Utah
Washington
Oregon
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Arkansas
Missouri
Iowa
Minnesota
Michigan
Wisconsin
Illinois Indiana
Ohio
Pennsylvania
New York
Kentucky
Tennessee
Louisiana
Mississippi
Alabama
Georgia
Florida
Maine
South
Carolina
North Carolina
Virginia
West
Virginia
Massachusetts
New Hampshire
Vermont
Connecticut
New Jersey
Delaware
Maryland
Rhode Island
18
23
15
5
6
1
89
31
64
20
48
1
18
7
3
7
117
1
18
20
39
12
92
62
1
22
53
22
9
43
4
105
16
18
55
13
3
9
103
1
19
22
40
39
17
7
3
2
1
3
3
1
2
2
5
6 3
2
1
1
4
3
1
4
2
1
8
2
2
9
7
2
14
1
2
37
1
17
1
3
1
1
1

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Albertsons
Albertsons
Bristol Farms
Jewel
ACME
shaw's
star

Current Footprint of To-Be Acquired Retail Stores
Banners
Combination / Conventional Stores
85
55
Oregon
Washington
Montana
Idaho
Utah
Arizona
New Mexico
Colorado
Wyoming
North Dakota
South Dakota
Nebraska
Kansas Missouri
Oklahoma
Texas
Arkansas
Louisiana
Iowa
Minnesota
Wisconsin
Illinois
Indiana
Ohio
Michigan
Kentucky
Tennessee
Mississippi
Alabama
Georgia
South
Carolina
North Carolina
Virginia
West
Virginia
Pennsylvania
New York
Vermont
Maine
New
Hampshire
Massachusetts
Rhode Island
Connecticut
New Jersey
Delaware
Maryland
Florida
43
34
49
1
1
2
1
15
180 6
53
18
23
35
94
17
25
61
12
8
32
85
279
California
Nevada
Northwestern /
Intermountain
Southern
California

SUPERVALU

TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Save A Lot
Cub
Shoppers
Shop 'n Save
bigg's
Farm Fresh
Hornbacher's
SCOTT'S
shaw's
ACME
STAR MARKET
Jewel
Albertsons
Albertsons
Bristol Farms

Proforma Operations Footprint of new SUPERVALU
Will have a retail presence in 48 states and the District of Columbia
Supermarkets Supply Chain Services/
Distribution Centers (1)
Supermarkets Price Superstores Extreme Value Stores
SUPERVALU
New Banners
Texas
New Mexico
Colorado
Wyoming
Montana
Idaho
California
Arizona
Nevada
Utah
Washington
Oregon
North Dakota
South Dakota
Nebraska
Kansas
Oklahoma
Arkansas
Missouri
Iowa
Minnesota
Michigan
Wisconsin
Illinois
Indiana
Ohio
Pennsylvania
New York
Kentucky
Tennessee
Louisiana
Mississippi
Alabama
Georgia
Florida
Maine
South
Carolina
North Carolina
Virginia
West
Virginia
Massachusetts
New Hampshire
Vermont
Connecticut
New Jersey
Delaware
Maryland
Rhode Island
18
23
15
5
6
1
89
31
64
20
48
1
18
7
3
7
117
1
18
20
39
12
92
62
1
22
53
22
9
43
4
105
16
18
55
13
3
9
103
1
19
22
40
39
17
7
3
2
1
3
3
1
2
2
5
8 3
2
1
1
5
3
1
6
1
2
1
8
2
2
9
7
2
14
1
2
37
1
17
1
279
55
85
34
43
47
32
2
180
15
6
1
2
61
53 94
16
25
35
18
12
8
22
1
1
3
1
1
1
1
1
1
1
(1) Includes 27 TLC owned or managed
facilities
Northwestern /
Intermountain
Southern
California

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

- ACME
- Bristol Farms
- Jewel
- Albertsons
- shaw's / star market
- Albertsons

Second-largest grocery retailer in the United States, operating numerous well-known national and regional banners.
Food Retailing Operations to be Acquired by SUPERVALU
BANNERS DESCRIPTION STORES KEY MARKETS
134
Delaware, Maryland,
Pennsylvania and  New Jersey;
largely concentrated in the
Philadelphia metropolitan area
For more than a century, Acme has built a reputation for quality products, low prices and friendly service. Acme holds the No. 1 market share in
Philadelphia. Stores include conventional supermarkets and combination food and drug stores under the Acme Sav-on banner.
11
Southern California
This upscale southern California gourmet and specialty food retailer is known for its innovative approach to grocery retailing. A unique atmosphere, specialty items and friendly service have won it numerous awards.
Northwestern / Intermountain
258
Idaho, Montana, Nevada, Utah,
Oregon and Washington; largely
concentrated  in Boise,  Portland,
Salt Lake City and Seattle
metropolitan areas
With No. 1 market share in Boise and Salt Lake City, Albertsons is the leading grocery chain in much of this region with conventional supermarkets and combinations food and drug stores. These
combination stores offer a convenient one-stop shopping experience.
Southern California
311
California and Nevada; largely
concentrated in the metropolitan areas
of  Las Vegas, Los Angeles, Orange
County and San Diego
With the leading share in fast-growing metropolitan areas like Las Vegas,
Orange County and San Diego, these Albertsons banner stores include conventional supermarkets and combination stores under the
Albertsons/Sav-on banner.
210
Shaw’s and Star Market are both well-established in the New
England market. With roots reaching back to the Civil War, Shaw’s ranks No. 2 in the Boston Market. Stores include conventional supermarkets and Shaw’s Osco combination food and drug stores.
Six New England states; largely
concentrated in Boston,  Hartford
and Providence  metropolitan areas
200
Illinois, Indiana and Wisconsin;
largely concentrated in the Chicago
and Milwaukee metropolitan areas
Prime locations, one-stop shopping services and a loyal customer base have helped give Jewel-Osco the No. 1 market share in the Chicago area.
Stores include conventional Jewel supermarkets and combination food and drug stores under the Jewel-Osco banner.

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

ACME®

ACME
Savon

For more than a century, Acme has built a
reputation for quality products, low prices
and friendly service.
Stores include conventional supermarkets
and combination food and drug stores under
the Acme Sav-On banner.
Number of
Stores
Key Markets
134
Delaware, Maryland,
Pennsylvania and New Jersey;
largely concentrated in the
Philadelphia metropolitan area
No. 1 in Philadelphia

SUPERVALU

TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Bristol Farms

Bristol Farms
ENTRANCE

Bristol Farms is an upscale southern
California gourmet and specialty food retailer
known for its innovative approach to grocery
retailing.
Bristol Farms’ unique atmosphere, specialty
items and friendly service have led to
numerous awards.
Number of
Stores
Key Market
11
Southern California
Upscale, Gourmet

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Jewel®

Jewel
Osco

Prime locations, one-stop shopping
services and a loyal customer base have
helped make Jewel-Osco a household
name.
Stores include conventional Jewel
supermarkets and combination food and
drug stores under the Jewel-Osco banner.
Number of
Stores
Key Markets
200
Illinois, Indiana and
Wisconsin; largely
concentrated in Chicago
and Milwaukee
metropolitan areas
No. 1 in Chicago

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Albertsons®

Albertsons
Sav-on

Northwestern / Intermountain
Albertsons is the leading grocery chain in much
of the Northwestern and Intermountain regions.
Albertsons conventional supermarkets and
combination food and drug stores offer a
convenient, one-stop shopping experience.
Number of
Stores
Key Markets
258
Idaho, Montana, Nevada,
Oregon, Utah and Washington;
largely concentrated in Boise,
Portland, Salt Lake City and
Seattle metropolitan areas
No. 1 in Boise, Salt Lake City

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

shaw's
Osco

With roots reaching back to the Civil War,
Shaw’s Supermarkets and Star Market are
both well-established in the New England
market.
Stores include conventional supermarkets
and Shaw’s Osco combination food and drug
stores.
Number of
Stores
Key Markets
210
Six New England
states; largely
concentrated in
Boston, Hartford and
Providence
metropolitan areas
No. 2 in New England

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Albertsons®

Albertsons

Southern California
Albertson’s Southern California region is one of
the fastest-growing divisions of Albertsons,
with stores located in some of the most rapidly
expanding cities in the country.
Stores include conventional supermarkets and
combination stores.
Number of
Stores
Key Markets
311
California and Nevada;
largely concentrated in
Las Vegas, Los Angeles,
Orange County and San
Diego metropolitan
areas
No. 1 in Las Vegas,
Orange County

Key Financial Highlights
• SUPERVALU’s consideration equals approximately $12.4B.
– $3.8B in cash
– $2.5B in stock
– $6.1B assumption of debt
• EBITDA multiple of 7.0X
• Newly capitalized company will be formed, comprised of:
– SVU shareholders – approximately 65%
– ABS shareholders – approximately 35%
• SUPERVALU will continue to pay dividends.
• Expected to close by summer 2006.

New
SUPERVALU Provides:
Broad-based Future Growth Potential and Immediate Diluted
Earnings Per Share Accretion on Annualized Basis
Excluding One-Time Costs
• Expect transaction to be immediately double-digit accretive when excluding one-time costs of approximately $125
million.
• Proforma FY’06 EBITDA margins increase 140 basis points
from 4.8% to 6.2% through combination.
• EBITDA margins expected to increase by additional 30 - 40
basis points to 6.5% - 6.6% after combined entity synergies
of $150-175 million realized.

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

140 bp improvement
SUPERVALU*
Kroger*
Safeway*
New SUPERVALU

20 Looking at the Impact Another Way 0 1 2 3 4 5 6 7 EBITDA % Compared to our Peers 6.2% 5.9% 5.4% 4.8% * First Call analyst estimates for Fiscal 2006

Synergies of the New
SUPERVALU
Approximately $150-$175 million of pretax synergies
by the end of the third full year.
Supply Chain Optimization
Retail Leverage and Efficiencies
Corporate Synergies
$25-$30 million
$75-$85 million
$50-$60 million
Total Synergies
$150-$175 million

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Illustrative EPS Accretion
+35% +17%
Accretion
224
$3.02
$677
1,110
(995)
(745)
150
$2,700
Combined
with
Synergies
$2.61 $2.24 EPS
$ in million except EPS
224 78 146 Share Count Fully Diluted
$585 $265 $320 Net Income
960 452 508 Pretax
(995) (683) (312) Depreciation/Amortization
(745) (630) (115) Net Interest Expense
Synergies
$2,700 $1,765* $935 EBITDA
Combined
w/o
Synergies
Combination
Adjustments
SUPERVALU
F’06E
First Call
* EBITDA represents Albertsons management estimates for Fiscal 2006

Debt/EBITDA
Illustrative Combined Leverage
$ in million
3.6 4.6 1.8 Debt/EBITDA
2,700 1,765 935 EBITDA
9,718 8,035 1,683 Debt
Combined
Combination
Adjustments
SUPERVALU
FY’06 E
EBITDA represents SUPERVALU First Call and Albertsons management estimates for Fiscal 2006

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Illustrative Combined Free Cash Flow
(Excluding One-Time Transaction Costs)
$ in million
540 371 169 Free Cash Flow
(925) (550) (375) Cash Capital Expenditures
(150) (62) (88) Dividends
(375) (187) (188) Income Taxes
(710) (595) (115) Interest (cash)
2,700 1,765* 935 EBITDA
Combined
Combination
Adjustments
SUPERVALU
F’06E
First Call
* EBITDA represents Albertsons management estimates for Fiscal 2006

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

Illustrative Combined Key Metrics
224M N/A 146M Share Count Fully Diluted
65% N/A 39% Debt-to-Capital Ratio
$1.1B $650M $450M Capital Spending
6. 2% 7.2% 4.8% EBITDA Margins
$2.7B $1.77B $0.9B EBITDA
$43.8B $24.5B $19.3B Revenue
198,000 144,000 54,000 Employees
896 722 174 In-store Pharmacies
2,656 1,124 1,532 Store Network
New SUPERVALU
Business to be
Acquired
SUPERVALU
EBITDA is SUPERVALU’s First Call and Albertsons management estimates for Fiscal 2006

Next Steps
• Earn regulatory approvals
• Issue proxy, gain shareholder approval
• Transition planning underway
• Close summer 2006
• Launch transition plan post-close
– In full coordination with future management team
– Be paced and thoughtful
– Complete in three years
– Synergies fully implemented by end of the third year

THE NEW
• Become No. 2 grocery retailer in the nation.
• Leverage size and scale of supply chain enterprise.
• Expand broad portfolio of industry’s best regional nameplates.
• Acquire desirable assets: Great Brands, Great Locations, Great People.
• Realize synergy potential through better procurement scale, optimized supply chain and retail expertise.
• Maximize growth opportunity that is exceptional and deliverable.
– Significantly enhanced business model with higher EBITDA margins, EPS and cash flow generation
Formidable Retail Powerhouse

SUPERVALU
TRADITION, EXCELLENCE AND FUTURE PROMISE >>>

ACME

Bristol Farms

Farm Fresh
MARKETS

Jewel

bigg's

Cub
FOODS

Hornbacher's

SUPERVALU

Albertsons

SCOTT'S
FOOD & PHARMACY

Shop 'n Save

Albertsons

Save a lot

shaw's

SFW SHOPPERS
FOOD & PHARMACY

star market

28 THE NEW Northwestern / Intermountain Southern California